SUPPLEMENT DATED JULY 25, 2016 TO THE

PROSPECTUSES DATED MAY 1, 2016, AS AMENDED, FOR

NYLIAC CorpExec Accumulator Variable Universal Life (CEAVUL)

Corporate Executive Series Variable Universal Life (CEVUL)

and

TO THE PROSPECTUS DATED MAY 1, 2015 FOR

NYLIAC Corporate Sponsored Variable Universal Life (CSVUL)

INVESTING IN

NYLIAC Corporate Sponsored Variable Universal Life Separate Account-I

This supplement amends the prospectuses (each a “Prospectus,” and together, the “Prospectuses”), for each of the variable universal life insurance policies issued by New York Life Insurance and Annuity Corporation (“NYLIAC”) referenced above. You should read this information carefully and retain this supplement for future reference together with the Prospectus for your policy. This supplement is not valid unless it is read in conjunction with the Prospectus for your policy. All capitalized terms used but not defined herein have the same meaning as those included in your Prospectus.

The purpose of this supplement is to note changes to (i) MainStay VP Cornerstone Growth—Initial Class that will become effective on or about July 29, 2016; (ii) MainStay VP Cash Management—Initial Class that will become effective on or about August 26, 2016; and (iii) the fees and expenses of the UIF U.S. Real Estate Portfolio—Class I that will become effective July 1, 2016 (CEAVUL and CEVUL only). Keeping these purposes in mind, please note the following:

A.    Changes to MainStay VP Cornerstone Growth—Initial Class (the “Cornerstone Portfolio”)

1.

Change in Subadviser. Effective on or about July 29, 2016, the Cornerstone Portfolio’s current subadviser, Cornerstone Capital Management LLC, will be replaced by an interim subadviser, Cornerstone Capital Management Holdings LLC.

2.

Increase in Fees and Expenses. In conjunction with the subadviser change, and subject to shareholder approval, there will be increase in the Cornerstone Portfolio’s total fund annual expenses, from 0.73% to 0.74%. The following entry will replace the existing entry for the Cornerstone Portfolio in the table titled Annual Portfolio Company Operating Expenses in the prospectuses for CEAVUL and CEVUL:

Fund	Management Fees(¶)	Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expense(#)	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
MainStay VP Cornerstone Growth– Initial Class	0.70%	0.00%	0.04%	0.74%	--	0.74%

The following entry will replace the existing entry for the Cornerstone Portfolio in the table titled Annual Portfolio Company Operating Expenses in the prospectus for CSVUL:

Fund	Management Fees	Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expense(#)
MainStay VP Cornerstone Growth– Initial Class	0.70%	0.00%	0.04%	0.74%

B.    Changes to MainStay VP Cash Management—Initial Class

1.

Name Change. The MainStay VP Cash Management portfolio will be renamed MainStay VP U.S. Government Money Market Portfolio. Effective August 26, 2016, all references to “MainStay VP Cash Management—Initial Class” will be deleted and replaced with “MainStay VP U.S. Government Money Market—Initial Class.”

2.	For CSVUL, add the following footnote to the entry for MainStay VP U.S. Government Money Market Portfolio in the table titled Annual Portfolio Company Operating Expenses in the prospectus.

(c)

On or about August 26, 2016, the portfolio will become subject to a non-fundamental policy (i.e., a policy that can be changed by the Board without shareholder approval) to invest at least 80% of its assets in cash U.S. government securities and/or repurchase agreement that are collateralized by cash and/or U.S. government securities (collectively referred to as “Government Securities”). Effective on or about October 14, 2016, the Portfolio will operate as a “government money market fund” as defined in Rule 2a-7 under the 1940 Act, and will invest at least 99.5% of its total assets in Government Securities.

3.

For all Prospectuses other than that for CSVUL, delete and replace the section titled “Management and Organization – Funds and Eligible Portfolios – Money Market Fund Fees and Gates” with the section below. For the CSVUL Prospectus, add the sub-section below to the end of the section titled “Management and Organization – Funds and Eligible Portfolios.”

Money Market Fund Fees and Gates

The SEC has adopted rules that provide that all money market funds can impose liquidity fees and/or suspend redemptions under certain circumstances. The liquidity fees can be up to 2% of the amount redeemed, and the suspensions of redemptions (redemption “gates”) can last for ten (10) business days. Money market funds can impose these fees and gates (which could be applied to all Policy transfers, surrenders, withdrawals and benefit payments from that portfolio) based on the liquidity of the fund’s assets and other factors. All types of money market funds have the ability to impose these fees and gates, but government money market funds (that invest at least 99.5% of their assets in cash, U.S. government securities and/or repurchase agreements that are secured by cash or government securities) are less likely to impose such fees and gates.

C.    Changes to UIF U.S. Real Estate Portfolio—Class I (“UIF Real Estate Portfolio”) (CEAVUL and CEVUL Only)

1.

Reduction in Fees and Expenses. Effective July 1, 2016, the maximum expense ratio for the UIF Real Estate Portfolio’s Class I shares will be decreased. Accordingly, effective July 1, 2016, the following entry and footnote will replace the existing entry and footnote for the UIF Real Estate Portfolio in the table titled Annual Portfolio Company Operating Expenses in the prospectuses for CEAVUL and CEVUL:

Fund	Management Fees(¶)	Distribution (12b-1) Fees(§)	Other Expenses	Total Fund Annual Expense(#)	Fee Waiver And/Or Expense Reimbursement	Total Fund Annual Expense after Fee Waiver And/Or Expense Reimbursement
UIF U.S. Real Estate Portfolio—Class I	0.80%	0.00%	0.27%	1.07%	(0.12%)	0.95%(y)

(y)The Portfolio’s “Adviser,” Morgan Stanley Investment Management Inc., has agreed to reduce its advisory fee and/or reimburse the Portfolio so that Total Annual Portfolio Operating Expenses, excluding certain investment related expenses, taxes, interest and other extraordinary expenses (including litigation), will not exceed 0.95%. The fee waivers and/or expense reimbursements will continue for at least one year or until such time as the Board of Directors of The Universal Institutional Funds, Inc. (the “Fund”) acts to discontinue all or a portion of such waivers and/or reimbursements when it deems such action is appropriate.

New York Life Insurance and Annuity Corporation

(A Delaware Corporation)

51 Madison Avenue

New York, New York 10010